SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 29, 2007


                            LITTLEFIELD CORPORATION.
                            ------------------------
             (exact name of registrant as specified in its charter)


       Delaware                      0-24805                    74-2723809
       --------                      -------                    ----------
(State or other jurisdiction    (Commissions File            I.R.S. Employer
     of incorporation)              Number)               Identification Number)



                 2501 North Lamar Blvd., Austin, Texas            78705
                --------------------------------------            -----
               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (512) 476-5141

        (Former name or former address, if changed since last report.) NA


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.      OTHER EVENTS.


The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On March 29, 2007, Littlefield Corporation issued a press release titled "Littlefield Corporation Announces Record Hospitality Revenue". A copy of that press release is attached as exhibit 99 to this report, and is included below.


Item 9.01.      Financial Statements and Exhibits

        (c)     Exhibits.

                Exhibit No.
                -----------
                    99          News Release dated March 29, 2007.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 2, 2007                    Littlefield Corporation

                                        By:  /s/ Rich Chilinski
                                             -----------------------------------
                                             Name:  Rich Chilinski
                                             Title: Chief Financial Officer